                               State of Delaware

                        Office of the Secretary of State

                        --------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "RELIANT ENERGY NEW JERSEY HOLDINGS, LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 1998, AT 4:30 O'CLOCK P.M.

     CERTIFICATE OF AMENDMENT, FILED THE THIRTY-FIRST DAY OF MARCH, A.D. 1999, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "SITHE NEW JERSEY HOLDINGS LLC" TO "RELIANT ENERGY NEW JERSEY HOLDINGS, LLC", FILED THE TWELFTH DAY OF MAY, A.D. 2000, AT 3 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.



              [STAMP]                      /s/ EDWARD J. FREEL
                                       -----------------------------------------
                                        Edward J. Freel, Secretary of State

2985493  8100H                                          AUTHENTICATION:  0629374

001421463                                                         DATE: 08-21-00

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 12/28/1998
                                                          981504921 - 2985493


                            CERTIFICATE OF FORMATION

                                       OF

                         SITHE NEW JERSEY HOLDINGS, LLC


       The undersigned, an authorized natural person, for the purposes of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "Delaware Limited Liability Company Act"), hereby certifies that:

       FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is:

                         SITHE NEW JERSEY HOLDINGS LLC

       SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:

                     The Corporation Trust Company
                     Corporation Trust Center
                     1209 Orange Street
                     Wilmington, New Castle County, Delaware 19801

Executed on December 28, 1998.


                                                          /s/ GEORGE LOFASO
                                                     ---------------------------
                                                     George Lofaso
                                                     Authorized Person

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 03/31/1999
                                                          991127295 - 2985493


                            CERTIFICATE OF AMENDMENT
                                       OF
                            CERTIFICATE OF FORMATION
                                       OF
                         SITHE NEW JERSEY HOLDINGS LLC


     1. The name of the limited liability company is Sithe New Jersey Holdings LLC.

     2. The Certificate of Formation of the limited liability company is hereby amended as follows:

     The present SECOND paragraph shall be deleted in its entirety and replaced with the following new SECOND paragraph:

     SECOND: The address of the registered office and the name and address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:

          United Corporate Services, Inc.
          15 East North Street
          Dover, Kent County, Delaware 19901

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sithe New Jersey Holdings LLC this 31st day of March, 1999.

                                        By: Sithe Mid-Atlantic, Inc.,
                                        as sole member


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------

                                            Name: [ILLEGIBLE]
                                                 -------------------------------

                                            Title:  President
                                                  ------------------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                            CERTIFICATE OF FORMATION
                                       OF
                         SITHE NEW JERSEY HOLDINGS LLC

     1. The name of the limited liability company is Sithe New Jersey Holdings LLC.

     2. The Certificate of Formation of the limited liability company is hereby amended as follows:

     The present FIRST paragraph shall be deleted in its entirety and replaced with the following new FIRST paragraph:

          "FIRST: The name of the limited liability company (hereinafter called the "limited liability company") is:

                    Reliant Energy New Jersey Holdings, LLC"

     The present SECOND paragraph shall be deleted in its entirety and replaced with the following new SECOND paragraph:

          "SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:

                    The Corporation Trust Company
                    1209 Orange Street
                    New Castle County
                    Wilmington, Delaware 19801"

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sithe New Jersey Holdings LLC this 12th day of May, 2000.

                                      Reliant Energy Northeast Generation, Inc., as sole member

                                      By: /s/ J. DOUGLAS DIVINE
                                          -------------------------------------
                                              J. Douglas Divine
                                              President